Exhibit 10.2

Execution Version

TENTH AMENDMENT TO CREDIT AGREEMENT

This TENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of June 4, 2025, is entered into by and among Redwire Holdings, LLC, a Delaware limited liability company (the “Lead Borrower”), Redwire Intermediate Holdings, LLC, a Delaware limited liability company (the “Parent”), the other Borrowers party hereto, the other Guarantors party hereto, Adams Street Credit Advisors LP, as Administrative Agent (in such capacity, including any permitted successors thereto, the “Administrative Agent”) and as Collateral Agent (in such capacity, including any permitted successors thereto, the “Collateral Agent”), and each lender party hereto (which shall constitute the “Required Lenders”).
W I T N E S S E T H

WHEREAS, on October 28, 2020, Lead Borrower, Parent, the other Borrowers, the other Guarantors, the Lenders (as defined therein) from time to time parties thereto, Collateral Agent and Administrative Agent entered into that certain Credit Agreement (as amended and/or supplemented by that certain (i) First Amendment to Credit Agreement, dated as of February 17, 2021, (ii) Joinder to Credit Agreement, dated as of March 16, 2021, (iii) Second Amendment to Credit Agreement, dated as of September 2, 2021, (iv) Joinder to Credit Agreement, dated as of December 28, 2021, (v) Third Amendment to Credit Agreement, dated as of March 25, 2022, (vi) Fourth Amendment to Credit Agreement, dated as of August 8, 2022, (vii) Fifth Amendment to Credit Agreement, dated as of October 28, 2022, (viii) Sixth Amendment to Credit Agreement, dated as of June 23, 2023, (ix) Seventh Amendment to Credit Agreement, dated as of December 22, 2023, (x) Eighth Amendment to Credit Agreement, dated as of June 18, 2024, (xi) Ninth Amendment to Credit Agreement, dated August 28, 2024, and (xii) as further amended, modified, renewed, extended, restated and/or supplemented from time to time prior to the date hereof, the “Existing Credit Agreement” and as further modified by this Amendment, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement.

WHEREAS, pursuant to the Agreement and Plan of Merger Agreement, dated as of January 20, 2025 (the “Merger Agreement” as amended, supplemented, waived or modified from time to time), by and among (i) Edge Autonomy Ultimate Holdings, LP, a Delaware limited partnership (the “Seller”), (ii) Edge Autonomy Intermediate Holdings, LLC, a Delaware limited liability company (f/k/a UAVF Intermediate, LLC) (the “Target”), (iii) Pubco, (iv) Echelon Merger Sub, Inc., a Delaware corporation and a direct Wholly-owned Subsidiary of Pubco (“Merger Sub”) and (v) Echelon Purchaser, LLC, a Delaware limited liability company and a direct Wholly-owned Subsidiary of Pubco (“Purchaser”), after giving effect to the First Merger and Second Merger (as each term is defined in the Acquisition Agreement), Echelon Borrower will acquire, directly or indirectly, 100% of the issued and outstanding membership interests of the Target, following which the Target (and its Subsidiaries) will become a direct or indirect, as applicable, Wholly-owned Subsidiary of Echelon Borrower by merger (the “Merger”).
WHEREAS, Lead Borrower, Parent, the other Borrowers and the other Guarantors have requested that the Administrative Agent and the Lenders party hereto (which shall constitute the Required Lenders) amend certain provisions of the Existing Credit Agreement, and, subject to the satisfaction (or waiver) of the conditions set forth herein, the Required Lenders signatory hereto are willing to do so, on the terms set forth herein.

AGREEMENT
NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
ARTICLE I AMENDMENTS
Subject only to the satisfaction (or waiver) of the conditions set forth in Article II hereof, effective as of the Tenth Amendment Effective Date (as defined below), the Loan Parties, the Required Lenders and the Administrative Agent agree to the following modifications of the Existing Credit Agreement:
Section 1.01. The following defined terms in Section 1.01 of the Existing Credit Agreement are hereby amended and restated in their entirety as follows:
“Loan Documents” means, collectively, (i) this Agreement (including the schedules hereto), (ii) the Notes, (iii) the Collateral Documents, (iv) any Refinancing Amendment, Incremental Amendment or Extension Amendment, (v) each Intercreditor Agreement (including, for the avoidance of doubt the RDW Intercreditor Agreement), (vi) the Fee Letter, (vii) the Support Agreement, and (viii) any amendment or joinder to this Agreement. For the avoidance of doubt, Swap Contracts and agreements for the provision of Cash Management Services shall not constitute “Loan Documents”.
“Loan Parties” means, collectively, each Borrower and each Guarantor, provided, that for the avoidance of doubt, Intermediate Parent shall not be a Loan Party for the purposes of this Agreement.
“Maturity Date” means (i) with respect to the Initial Term Loans, October 28, 2026, (ii) with respect to the Delayed Draw Term Loans, October 28, 2026, (iii) with respect to the Revolving Credit Facility, October 28, 2026, (iv) with respect to any tranche of Extended Term Loans or Extended Revolving Credit Commitments, the final maturity date as specified in the applicable Extension Amendment, (v) with respect to any Incremental Term Loans, the final maturity date as specified in the applicable Incremental Amendment, (vi) with respect to any Refinancing Term Loans or Refinancing Revolving Credit Commitments, the final maturity date as specified in the applicable Refinancing Amendment, and (vii) with respect to any Replacement Term Loans, the final maturity date as specified in the applicable agreement; provided that, (x) in each case, if such day is not a Business Day, the Maturity Date shall be the Business Day immediately succeeding such day and (y) the date in clauses (i) through (iii) above shall automatically be deemed to be April 28, 2027 from and after satisfaction of the Maturity Extension Condition on or prior to October 28, 2026.
Section 1.02. The following new defined terms are hereby inserted in Section 1.01 of the Existing Credit Agreement in the appropriate alphabetical order:
“Echelon Credit Agreement” means that certain Credit Agreement to be entered into by and among Redwire Intermediate Edge Holdings, LLC, Edge Autonomy Intermediate II Holdings, LLC (“Echelon Borrower”), the other loan parties party thereto (the “Echelon Loan Parties”), the financial institutions from time to time party thereto as lenders, and J.P. Morgan Chase Bank, N.A., as administrative agent (the “Echelon Agent”) (as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof) in connection with the Merger substantially in accordance with the terms set forth on Exhibit A attached to the Tenth Amendment.
“Echelon Indebtedness” means Indebtedness constituting “Obligations” as defined in the Echelon Loan Documents.
“Echelon Loan Documents” means the Echelon Credit Agreement and the other “Loan Documents” as defined in the Echelon Credit Agreement, as amended, restated, amended and restated, supplemented, refinanced, replaced or otherwise modified from time to time in accordance with this Agreement and the Echelon Loan Documents.
“Extension Fee” means an extension fee in an aggregate amount equal to 0.25% of the sum of each Lender’s Loans and, without duplication, Commitments then outstanding on the Merger Closing Date.
“Extension Guaranty and Equity Pledge - Echelon” means a guaranty and equity pledge by Intermediate Parent of all the issued and outstanding Equity Interests of (i) Parent, in favor of the lenders of the Echelon Credit Agreement, secured by a Lien junior in priority to those securing the Obligations and (ii) Redwire Intermediate Edge Holdings, LLC, a Delaware limited liability company, in favor of the lenders of the Echelon Credit Agreement, secured by a Lien senior in priority to those securing the Obligations substantially in the form attached to the Tenth Amendment as Exhibit B.
“Extension Guaranty and Equity Pledge - RDW” means a guaranty and equity pledge by Intermediate Parent of all the issued and outstanding Equity Interests of (i) Redwire Intermediate Edge Holdings, LLC, a Delaware limited liability company, in favor of the Administrative Agent, secured by a Lien junior in priority to those securing the Echelon Indebtedness and (ii) Parent, in favor of the Administrative Agent, secured by a Lien senior in priority to those securing the Echelon Indebtedness substantially in the form attached to the Tenth Amendment as Exhibit C.
“Intermediate Parent” means, Redwire Finance Holdings II, LLC, a Delaware limited liability company.
“Maturity Extension Condition” means Lead Borrower shall have satisfied the terms of Section 2.07(c) hereof effective as of the Merger Closing Date.
“Merger” has the meaning set forth in the Recitals to the 10th Amendment.
“Merger Closing Date” means the date of consummation of the Merger.
“RDW Intercreditor Agreement” means an intercreditor agreement substantially in the form attached to the Tenth Amendment as Exhibit D among the Administrative Agent and Echelon Agent in respect of the Extension Guaranty and Equity Pledge – Echelon and Extension Guaranty and Equity Pledge - RDW.
“Tenth Amendment” means the Tenth Amendment to Credit Agreement dated as of June 4, 2025, among Lead Borrower, Parent, the other Guarantors party thereto, the financial institutions party thereto as Lenders and the Administrative Agent.
“Tenth Amendment Effective Date” has the meaning assigned to such term in the Tenth Amendment.

Section 1.03. The definition of “Applicable Rate” in Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following proviso at the end of clause (b):
“provided that, from and after satisfaction of the Maturity Extension Condition, to the extent the “Applicable Rate” under the Echelon Credit Agreement has stepped-up pursuant to the definition thereof to an amount greater than 6.50% per annum in respect of Term SOFR Loans (as defined in the Echelon Credit Agreement) and to an amount greater than 5.50% per annum in respect of Base Rate Loans (as defined in the Echelon Credit Agreement), the Applicable Rate with respect to Initial Term Loans and Delayed Draw Term Loans shall mean a percentage per annum equal to (A) for Term SOFR Loans, the Applicable Rate (as defined in the Echelon Credit Agreement) applicable to Term SOFR Loans (as defined in the Echelon Credit Agreement), and (B) for Base Rate Loans, the Applicable Rate (as defined in the Echelon Credit Agreement) applicable to Base Rate Loans (as defined in the Echelon Credit Agreement); and”
Section 1.04. Section 2.07 of the Existing Credit Agreement is hereby amended by adding new clause (c) thereto as follows:
“(c) Subject to and upon (i) payment by the Lead Borrower of the Extension Fee to the Administrative Agent for the account of each Lender and (ii) delivery (which may be by e-mail) by the Lead Borrower of an officer’s certificate (such certificate, the “Extension Condition Certificate”) executed by a Responsible Officer of the Lead Borrower (I) attaching certified copies of (w) the Echelon Credit Agreement (evidencing a stated maturity date of April 28, 2027 (which may be conditioned upon satisfaction of the Maturity Extension Conditions), (x) RDW Intercreditor Agreement, (y) Extension Guaranty and Equity Pledge – RDW and a paper copy of a UCC-1 financing statement with respect to the collateral set forth in such pledge in favor of the Collateral Agent in a form attached as Exhibit E to the Tenth Amendment (along with authorization for the Collateral Agent to file the same), and (z) Extension Guaranty and Equity Pledge – Echelon (the documents and instruments identified in the foregoing clause (w) through (z), the “Extension Documents”), in each case, (i) executed (as applicable) by all parties thereto other than the Administrative Agent and Collateral Agent and (ii) dated effective as of the Merger Closing Date, and (II) certifying that (x) all conditions to the effectiveness of the Merger and the Extension Documents have been satisfied (other than execution by the Administrative Agent and Collateral Agent, (y) no Default or Event of Default exists prior to, and immediately after giving effect to, the Merger Closing Date and (z) the representations and warranties of each Loan Party set forth in Article V of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the Merger Closing Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (except where such representations and warranties are already qualified by materiality, in which case such representations and warranties are accurate in all respects after giving effect to such qualification, (A) the Loan Parties shall automatically be deemed to have satisfied the Maturity Extension Condition, (B) the Lenders shall automatically be deemed to have consented to consummation of the Merger and the transactions contemplated thereby (to the extent required by the Loan Documents) and directed, in writing, the Administrative Agent and Collateral Agent to execute and deliver the Extension Documents, as applicable, (C) the Administrative Agent and Collateral Agent shall be deemed to have consented to consummation of the Merger and the transactions contemplated thereby (to the extent required by the Loan Documents) and shall deliver executed counterparts to the Extension Documents to Lead Borrower, and (D) the Extension Documents shall automatically be deemed effective, binding, executed and delivered by and on the Administrative Agent and Collateral Agent, as applicable without any further action. To the extent requested by the Lead Borrower (and provided that the Extension Condition Certificate is delivered in escrow one (1) Business Day prior to the proposed Merger Closing Date, the

Administrative Agent and Collateral Agent shall deliver countersignatures to the Extension Documents to the Lead Borrower strictly in escrow subject to satisfaction of the Maturity Extension Condition.”
Section 1.05. Section 8.01 of the Existing Credit Agreement is hereby amended by (x) removing the word “or” at the conclusion of clause (j) thereof, (y) replacing the “.” at the conclusion of clause (k) thereof with “;” and (z) adding the following provisions as new clauses (l), (m), (n) and (o):
“(l)    RDW Intercreditor Agreement. (i) The Obligations shall cease to have the Lien priority required under the Extension Guaranty and Equity Pledge – RDW or (ii) the RDW Intercreditor Agreement or Extension Guaranty and Equity Pledge – RDW shall be invalidated or otherwise cease to be legal, valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms; or
(m)    Cross-Default. From and after satisfaction of the Maturity Extension Condition, an “Event of Default” shall have occurred under (i) the Extension Guaranty and Equity Pledge – RDW or (ii) under the Echelon Loan Documents.
(n)    Modifications to the Echelon Loan Documents. Without the written consent of the Administrative Agent, Echelon Borrower shall amend, restate, amend and restate, supplement, modify, waive, substitute, renew, refinance, or replace any or all of the Echelon Loan Documents if any of the foregoing shall:
(i)     increase the “Applicable Rate” (other than any increase occurring because of fluctuations in underlying rate indices, or the changes from one benchmark rate to another benchmark rate), or an increase in the otherwise applicable rate of interest arising as a result of the occurrence and continuation of an Event of Default;
(ii)    impose any “Exit,” “Minimum Multiple,” “up-front” or similar fee; provided, however that the foregoing shall not apply to any maturity extension (other than in connection with the Extension Documents) with a maturity beyond six-months from the stated maturity date in the Echelon Loan Documents;
(iii)     shorten the stated maturity date;
(iv)     modify the Consolidated Total Leverage Ratio (as defined in the Echelon Credit Agreement as of the Merger Closing Date), including any components thereof, to be in excess of 6.50 to 1.00;
(v)     modify any existing mandatory prepayment event in the Echelon Loan Documents in a manner that is more restrictive to the Echelon Loan Parties or impose any new or additional mandatory prepayment event; provided, however that the foregoing shall not apply to any maturity extension (other than in connection with the Extension Documents) beyond one year from the stated maturity date in the Echelon Loan Documents; and/or
(vi)     modify the debt buyback provisions of the Echelon Loan Documents.
(o)    Maximum Amount of Echelon Indebtedness. The Echelon Indebtedness shall exceed an amount greater than 110% of the aggregate principal amount of loans, and without duplication, commitments under the Echelon Loan Documents, excluding any fees and interest that are paid in kind thereon, on the Merger Closing Date.

ARTICLE II. CONDITIONS PRECEDENTS
The effectiveness of this Amendment shall be subject to the satisfaction or waiver of each of the following conditions (the date of satisfaction or waiver of such conditions being referred to herein as the “Tenth Amendment Effective Date”):
Section 2.01. Execution. The Administrative Agent shall have received a counterpart of this Amendment and the other documents related to or contemplated thereby, executed and delivered by a duly authorized officer of the Lead Borrower, Parent, the Guarantors and each Lender party hereto
Section 2.02. Representations and Warranties. The representations and warranties of each Loan Party set forth in Article V of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the Tenth Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (except where such representations and warranties are already qualified by materiality, in which case such representations and warranties are accurate in all respects after giving effect to such qualification).
Section 2.03. Event of Default. No Event of Default exists or shall exist immediately after giving effect to this Amendment.
Section 2.04. Corporate Documents and Officer Certification. The Administrative Agent shall have received a certificate of a Responsible Officer of the Lead Borrower certifying that the conditions specified in Sections 2.02 and 2.03 have been satisfied and that there have been no changes to the organizational documents since the Ninth Amendment Effective Date other than Parent becoming a wholly-owned Subsidiary of Intermediate Parent.
Section 2.07. Costs and Expenses. All reasonable out-of-pocket costs, fees and expenses incurred in connection with this Amendment and required to be paid to the Administrative Agent, the Collateral Agent, and Lenders hereunder, in each case, to the extent invoiced at least one (1) Business Day before the Tenth Amendment Effective Date, shall have been paid, or shall be paid substantially concurrently with, the execution and delivery of this Amendment.

ARTICLE III REPRESENTATIONS AND WARRANTIES
To induce the Administrative Agent and the Required Lenders to amend the Existing Credit Agreement in the manner provided herein, each Loan Party hereby represents and warrants to the Administrative Agent, the Collateral Agent, and each Required Lender that, as of the Tenth Amendment Effective Date:
Section 3.01. Conflicts. The execution, delivery and performance by each Loan Party of this Amendment, (a) have been duly authorized by all necessary corporate or other organizational action, and
(b) do not (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien (other than as permitted by Section 7.01 of the Amended Credit Agreement), any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Law; except with respect to any violation, conflict, breach or contravention (but not creation of Liens) referred to in clauses (ii) and (iii), to the extent that such violation, conflict, breach or contravention would not reasonably be expected to have a Material Adverse Effect.
Section 3.02. Consents. No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment, except for (a) approval, consent, exemption, authorization, or other action by, or notice to, or filing necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties (or release existing Liens) under applicable U.S. law, (b) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect (except to the extent not required to be obtained, taken, given or made or in full force and effect pursuant to the Collateral and Guarantee Requirement), and (c) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make would not reasonably be expected to have a Material Adverse Effect.
Section 3.03. Execution, Delivery and Enforceability. This Amendment has been duly executed and delivered by each Loan Party. This Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party in accordance with its terms, except as such enforceability may be limited by applicable Enforcement Qualifications.
ARTICLE IV MISCELLANEOUS
Section 4.01. Execution of this Amendment. This Amendment is executed and shall be construed as an amendment to the Existing Credit Agreement, and, as provided in the Existing Credit Agreement, this Amendment forms a part thereof. The Loan Parties and the other parties hereto acknowledge that this Amendment shall constitute a Loan Document and on and after the Tenth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Existing Credit Agreement as amended by this Amendment. This Amendment shall not constitute a novation of the Existing Credit Agreement or any of the Loan Documents.
Section 4.02. No Waiver; Effect on Loan Documents. This Amendment is made in modification of, but not extinguishment of, the obligations set forth in the Credit Agreement and, except as specifically modified pursuant to the terms of this Amendment, the terms and conditions of the Existing Credit Agreement and the other Loan Documents remain in full force and effect. Nothing herein shall limit in any way the rights and remedies of the Administrative Agent and the Secured Parties under the Existing Credit Agreement and the other Loan Documents. Except to the extent permitted or provided for herein, the execution, delivery and performance by the Administrative Agent and the Lenders party hereto of this Amendment shall not constitute a waiver, forbearance or other indulgence with respect to any Default or Event of Default now existing or hereafter arising or in any way limit, impair or otherwise affect the rights and remedies of the Administrative Agent or the Secured Parties under the Loan Documents. To the extent that any of the terms and conditions in any of the Loan Documents shall contradict or be in conflict with any of the terms or conditions of the Existing Credit Agreement after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Existing Credit Agreement as modified or amended hereby.
Section 4.03. Counterparts. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Amendment or a signature page of any notice, certificate, document, agreement or instrument in respect thereof by facsimile transmission or electronic transmission (including “pdf”) shall be as effective as delivery of a manually executed counterpart hereof or thereof, as applicable. The words “execution,” “signed,” “signature,” and words of similar import in this Amendment or any notice, certificate, document, agreement or instrument in respect thereof shall be deemed to include electronic or digital signatures or the keeping of records in electronic form, each of which shall be of the same effect, validity and enforceability as manually executed signatures or a paper-based recordkeeping system, as the case may be, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000, the Electronic Signatures and Records Act of 1999, or any other similar state Laws based on the Uniform Electronic Transactions Act.
Section 4.04. Entire Agreement. This Amendment embodies the entire agreement of the parties and supersedes all prior agreements and understandings relating to the subject matter hereof involving any Loan Party and any of the Administrative Agent, any Lender or any of their respective Affiliates. Upon the effectiveness of this Amendment as set forth in Article II of this Amendment, this Amendment shall be binding upon and inure to the benefit of the parties hereto and, subject to and in accordance with Section
10.07 of the Credit Agreement, their respective successors and assigns.
Section 4.05. Governing Law; Waiver of Jury Trial. Each of the parties hereto hereby agrees that Sections 10.15 and 10.16 of the Existing Credit Agreement are incorporated by reference herein, mutatis mutandis, and shall have the same force and effect with respect to this Amendment as if originally set forth herein.
Section 4.06. Severability. Any provision of this Amendment being held illegal, invalid or unenforceable in any jurisdiction shall not affect any part of such provision not held illegal, invalid or unenforceable, any other provision of this Amendment or any part of such provision in any other jurisdiction.
Section 4.07. Headings. Section headings herein are included herein for convenience of reference only and shall not affect the interpretation of this Agreement.
Section 4.08. Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except as permitted by Section 10.01 the Credit Agreement.
Section 4.09. Reaffirmation of Obligations. Each Loan Party, subject to the terms and limits contained herein and in the Loan Documents, (a) has incurred or guaranteed the Secured Obligations and all of its Obligations shall remain in full force and effect on a continuous basis after giving effect to this Amendment, (b) acknowledges and agrees that nothing in this Amendment shall constitute a novation or termination of such Obligations and (c) has created Liens and security interests in favor of the Collateral Agent on certain of its Collateral to secure its obligations hereunder. Each Loan Party hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to this Amendment. Each Loan Party hereby confirms that each Loan Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents, the payment and performance of the Obligations, as the case may be, including without limitation the payment and performance of all such applicable Obligations that are joint and several obligations of each Loan Party now or hereafter existing.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

REDWIRE INTERMEDIATE HOLDINGS, LLC, as Parent
By: /s/ Jonathan Baliff     Name: Jonathan Baliff
Title: Chief Financial Officer

REDWIRE HOLDINGS, LLC, as the Lead Borrower
By: /s/ Jonathan Baliff     Name: Jonathan Baliff
Title: Chief Financial Officer

REDWIRE SPACE ENTERPRISES, INC. REDWIRE SPACE SENSORS, INC. REDWIRE SPACE COMPONENTS, LLC IN SPACE GROUP, INC.
REDWIRE SPACE SOLUTIONS, LLC LOADPATH, LLC
OAKMAN AEROSPACE, LLC REDWIRE SPACE, INC. REDWIRE SPACE EUROPE, LLC
REDWIRE SPACE TECHNOLOGIES, INC.,
each as a Guarantor

By: /s/ Jonathan Baliff     Name: Jonathan Baliff
Title: Chief Financial Officer
[Signature Page to Tenth Amendment to Credit Agreement (Redwire)]

ADAMS STREET CREDIT ADVISORS LP,
as Administrative Agent and Collateral Agent
By: Adams Street Credit Advisors GP LLC, its general partner
By: Adams Street Partners, LLC, its member

By: /s/ William B. Sacher
Name: William B. Sacher
Title: Partner

ADAMS STREET (KOC) LLC, as a Lender
By: Adams Street Credit Advisors LP, its manager By: Adams Street Credit Advisors GP LLC, its general partner
By: Adams Street Partners, LLC, its member

By: /s/ William B. Sacher
Name: William B. Sacher
Title: Partner

ADAMS STREET PRIVATE CREDIT FUND II-C LP, as a Lender
By: Adams Street Private Credit Fund II GP LP, its general partner
By: Adams Street Private Credit Fund GP-GP LLC, its general partner
By: Adams Street Partners, LLC, its member

By: /s/ William B. Sacher
Name: William B. Sacher
Title: Partner

ADAMS STREET SHBNPP US SENIOR SECURED FUND LP, as a Lender
By: ASP SHBNPP GP MANAGEMENT LP, its general
partner
By: Adams Street Private Credit Fund GP-GP LLC, its general partner
By: Adams Street Partners, LLC, its member

By: /s/ William B. Sacher
Name: William B. Sacher
Title: Partner

ASP PC II FACILITATION LLC, as a Lender
By: ADAMS STREET PRIVATE CREDIT FUND II-A LP,
its member
By: Adams Street Private Credit Fund II GP LP, its general partner
By: Adams Street Private Credit Fund GP-GP LLC, its general partner
By: Adams Street Partners, LLC, its member

By: /s/ William B. Sacher
Name: William B. Sacher
Title: Partner
By: ADAMS STREET PRIVATE CREDIT FUND II-B LP,
its member
By: Adams Street Private Credit Fund II GP LP, its general partner
By: Adams Street Private Credit Fund GP-GP LLC, its general partner
By: Adams Street Partners, LLC, its member

By: /s/ William B. Sacher
Name: William B. Sacher
Title: Partner

ASP PC II LEV FACILITATION LLC, as a Lender

By: /s/ William B. Sacher
Name: William B. Sacher
Title: Corporate Vice President

ASP PC III DIRECT FUNDING LLC, as a Lender

By: /s/ William B. Sacher
Name: William B. Sacher
Title: Manager

ASP PIF GS LEV FACILITATION LLC, as a Lender

By: /s/ William B. Sacher
Name: William B. Sacher
Title: Corporate Vice President

ASP SPC II FACILITATION LLC, as a Lender
By: ASP SR PRIVATE CREDIT FUND II-B LP, its member
By: Adams Street Private Credit Fund II GP LP, its general partner
By: Adams Street Private Credit Fund GP-GP LLC, its general
partner
By: Adams Street Partners, LLC, its member

By: /s/ William B. Sacher
Name: William B. Sacher
Title: Partner
By: ASP SR PRIVATE CREDIT FUND II-C LP, its member
By: Adams Street Private Credit Fund II GP LP, its general partner
By: Adams Street Private Credit Fund GP-GP LLC, its general
partner
By: Adams Street Partners, LLC, its member

By: /s/ William B. Sacher
Name: William B. Sacher
Title: Partner

ASP SPC II-A LEV FACILITATION LLC, as a Lender

By: /s/ William B. Sacher
Name: William B. Sacher
Title: Corporate Vice President

ASP SR PRIVATE CREDIT FUND II-A LP, as a Lender
By: Adams Street Private Credit Fund II GP LP, its general partner
By: Adams Street Private Credit Fund GP-GP LLC, its general partner
By: Adams Street Partners, LLC, its member

By: /s/ William B. Sacher
Name: William B. Sacher
Title: Partner

ASP SR PRIVATE CREDIT FUND III-B LP, as a Lender
By: Adams Street Private Credit Fund III GP LP, its general partner
By: Adams Street Private Credit Fund GP-GP LLC, its general partner
By: Adams Street Partners, LLC, its member

By: /s/ William B. Sacher
Name: William B. Sacher
Title: Partner

ASP SR PRIVATE CREDIT FUND III-C LP, as a Lender

By: Adams Street Private Credit Fund III GP LP, its general partner
By: Adams Street Private Credit Fund GP-GP LLC, its general partner
By: Adams Street Partners, LLC, its member

By: /s/ William B. Sacher
Name: William B. Sacher
Title: Partner

Exhibit A

Echelon Credit Agreement Terms Summary

•Commitment: $90M term loan
•Interest Rate: SOFR plus 6.5% through 12/31/25 stepping up to 7% thereafter
•Financial Covenant: Total leverage ratio not to exceed 2.5x through 12/31/25 and 2x thereafter
•Maturity: Co-terminus with ASP facility (including the extension in this amendment)
•Amortization: 1.25% per quarter
•Exit Fee: None
•Prepayment Premium: None
•Upfront Fee: Confidential
•Collateral: A perfected first priority security interest (subject to permitted liens, excluded assets and other exceptions customary for financings of this type) in (a) the equity interests in Echelon Borrower, held by Redwire Intermediate Edge Holdings, LLC and (b) in the case of each other Echelon Loan Party, substantially all of the tangible and intangible assets of such Echelon Loan Party (in each case, subject to permitted liens, excluded assets and other exceptions customary for financings of this type).
•Documentation Principles: Echelon Credit Agreement based on Credit Agreement.

Exhibit B

Extension Guaranty and Equity Pledge – Echelon
(See attached)

Exhibit C

Extension Guaranty and Equity Pledge - RDW
(See attached)

Exhibit D

RDW Intercreditor Agreement
(See attached)

Exhibit E

UCC-1 financing statement
(See attached)